Income taxes	3 Months Ended
Mar. 31, 2020
INCOME TAX
Income Taxes

13. Income Taxes

For both the three months ended March 31, 2020 and 2019, the Company recorded no income tax benefit or expense as the estimated annual effective tax rate was 0.0% for both the three-month periods. The estimated annual effective tax rate for each period was driven by net losses year-to-date for both periods along with the expectation of continued losses for the remainder of the year.

The Company is not subject to state income tax in Nevada, which does not impose a state income tax, nor is the Company subject to foreign income taxes as all of the Company’s operations and properties are located within the United States. The Company is subject to state income tax in Colorado, the location of the corporate office, but did not incur any income tax expense related to Colorado.

As necessary, the Company provides a reserve against the benefits of uncertain tax positions taken in its tax filings that are not more likely than not to be sustained upon examination. Based on the weight of available evidence, the Company does not believe it has taken any uncertain tax positions that require the establishment of a reserve. The Company has not recorded any interest or penalties related to income tax liabilities as of March 31, 2020.